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                                                                    Exhibit 10.1

                 AMENDMENT NO.1 TO CREDIT AND SECURITY AGREEMENT

          THIS AMENDMENT NO.1 TO CREDIT AND SECURITY AGREEMENT (this "AMENDMENT") is entered into as of April 12, 2001, by and among:

          (1) Packaging Receivables Company LLC, a Delaware limited liability company (together with its successors and permitted assigns, the "Borrower"),

          (2) Packaging Credit Company, LLC, a Delaware limited liability company (together with its successors, "INITIAL SERVICER"), as initial servicer hereunder (in such capacity, together with any successor servicer or sub-servicer appointed pursuant to Section 8.1 of the Agreement, the "SERVICER"),

          (3) Blue Ridge Asset Funding Corporation, a Delaware corporation (together with its successors, "BLUE RIDGE"), and Wachovia Bank, N.A., a national banking association, in its capacity as a Liquidity Bank to Blue Ridge (together with its successors, "WACHOVIA"), as Lenders (hereinafter defined), and

          (4) Wachovia Bank, N.A., as agent for the Lenders (in such capacity, together with any successors thereto in such capacity, the "AGENT"),

with respect to that certain Credit and Security Agreement dated as of November 29, 2000, by and among the Borrower, the Servicer, the Lenders, and the Agent (as previously amended, the "EXISTING AGREEMENT" which, as amended hereby, is hereinafter referred to as the "AGREEMENT").

          UNLESS OTHERWISE INDICATED, CAPITALIZED TERMS USED IN THIS AMENDMENT ARE USED WITH THE MEANINGS ATTRIBUTED THERETO TO THE EXISTING AGREEMENT.

                              W I T N E S S E T H :

          WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

          1. AMENDMENTS TO EXISTING AGREEMENT. Subject to the terms and conditions hereinafter set forth, the parties hereby agree to amend the Existing Agreement as follows:

          1.1. The definition of "ELIGIBLE RECEIVABLE" in Annex A is hereby amended by adding a new clause (n) after clause (m) as follows:

          (n)     which is not an Allied Signed Receivable.

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          1.2.    The following definition is hereby added to Annex A in its entirety to read, respectively, as follows:

                  "ALLIED SIGNAL RECEIVABLE" means an account receivable the Obligor of which is Allied Signal, Inc. or any Affiliate thereof.

          2.      REPRESENTATIONS.

          2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

          2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

          3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first above written upon receipt by the Agent of a counterpart hereof duly executed by each of the parties hereto.

          4.      MISCELLANEOUS.

          4.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

          4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

          4.3.    EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

          4.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

          4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT

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     OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT
     PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AMENDMENT.

          44. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

                           < SIGNATURE PAGES FOLLOW >

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:
                                   PACKAGING RECEIVABLES COMPANY, LLC


                                   By: /s/ Darla J. Olivier
                                      ------------------------------------------
                                      Name:  Darla J. Olivier
                                           -------------------------------------
                                      Title: Assistant Secretary
                                            ------------------------------------

SERVICER:
                                   PACKAGING CREDIT COMPANY, LLC


                                   By: /s/ Darla J. Olivier
                                      ------------------------------------------
                                      Name:  Darla J. Olivier
                                           -------------------------------------
                                      Title: Assistant Secretary
                                            ------------------------------------


                        Borrower/Servicer Signature Page

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AGENT:
                                   WACHOVIA BANK, N.A., as Agent


                                   By:
                                      ------------------------------------------
                                      Name:
                                            ----------------------
                                      Title:
                                            ----------------------

LENDERS:
                                   BLUE RIDGE ASSET FUNDING CORPORATION

                                   By: Wachovia Bank, N.A., its attorney-in-fact


                                   By:
                                      ------------------------------------------
                                      Name:
                                            ----------------------
                                      Title:
                                            ----------------------

                                        Initial Commitment: not applicable

                                   WACHOVIA BANK, N.A.


                                   By:
                                      ------------------------------------------
                                      Name:
                                            ----------------------
                                      Title:
                                            ----------------------

                                        Initial Commitment: $150,000,000

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